Intangible Assets - Estimated Amortization Expense (Detail) $ in Millions	Dec. 31, 2017 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2019	$ 141
2020	113
2021	90
2022	74
2023	$ 45